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                                                                     EXHIBIT 4.6

                                 BUILDING LEASE

SHANGHAI CITY                                                         CONTRACT
                       COMMERCIAL BUILDING ADVANCE LEASING

                   (CONTRACT NO: JIN FANG (2005) YE ZI NO. 4)

Parties to this Contract:

                  Lessor (Party A): Shanghai Golden Union Real Estate Management Co., Ltd.

                  Lessee (Party B): Qianjin Network Information Technology (Shanghai) Co., Ltd

            Party A and Party B hereby enter into this Contract with respect to the leasing by Party B of the commercial building premise that Party A may lease legally after reaching an agreement through consultation on the basis of equality, willingness, fairness and good faith, and in accordance with Contract Law of the People's Republic of China and Rules on Leasing of Buildings in Shanghai City (hereinafter referred to as the "Rules").

            I. Details of the Building to be Leased:

      1. The building premise to be leased to Party B by Party A is located at fourteenth floor, 755 Weihai Rd, Jing'an District, Shanghai. The as- measured floorage of such building premise is 1614.87 square meters, which premise, in connection of usage, is a building premise used for office work, and, in connection of type, is an office premise. The structure of the premise is armored concrete. The layout of such premise is attached to this Contract as Annex 1. Party A has presented to Party B:

            The Title Certificate of Building and Estate. Serial number of the certificate: Hu Fang Di Jing Zi (2004) No. 014483.

      2. As the title owner of such premise, Party A hereby enters into a lease relationship with Party B. Prior to the execution of this Contract, Party A has informed Party B that a mortgage has been created on such premise.

      3. Party A and Party B have set forth in Annex 2 and Annex 3, respectively, the areas for public use or sharing, conditions and requirements, conditions of existing decoration, auxiliary facilities, and equipment, and the scope, standards and other matters that need to be agreed on by the Parties with respect to the decoration and addition of auxiliary equipment by Party B with the permission of Party A. Party A and Party B agree that such Annexes shall be used as the acceptance basis when Party A delivers the premise to Party B and when Party B returns the premise to Party A upon termination of this Contract.

            II. Purpose of the Lease

      1. Party B hereby covenants to Party A that such leased premise shall be used as office space, and that it will comply with the state and municipal regulations on the use of building premises and property management.

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      2.    Party B warrants that it will not use the premise for purposes other than as set forth above without the written consent of Party B and the approval by relevant authorities, if required.

            III. Date of Delivery and Term of the Lease

      1. Party A and Party B have agreed that Party A shall deliver the premise to Party B by February 1, 2005. The term of the lease shall begin on February 1, 2005, ending on December 31, 2006.

      2. Upon the expiry of the term of the lease, Party A shall have the right to recall such premise, and Party B shall return the same on time. Where Party B needs to renew the lease of such premise, Party B shall deliver a written request to renew three months before the expiry of the term of the lease, and, when agreed by Party A, enter into a new lease contract with Party A.

            IV. Rent, Payment Terms and Due Dates

      1. Party A and Party B have agreed that, the rent per day per square meter of the floorage of this premise shall be (RMB) 2.15. The monthly rent shall be (RMB) 104,159 (RMB one hundred and four thousand, one hundred and fifty nine) in aggregate.

            Starting from the third (year/month), both parties may renegotiate the rent of the premise. The information regarding the adjustment details shall be in accordance with the supplementary provisions of the Contract.

      2. Party B shall pay to Party A the rent by the fifteenth day of each month. In the event of payment delay, Party B shall pay a breach penalty of 0.3% of the daily rent for each day when such payment is delayed.

      3. The terms of payment by Party B are set forth as below: Party B shall make rent payments to Party A before the fifteenth day of each month.

            V. Deposit and other Expenses

      1. Party A and Party B have agreed that, Party B shall pay a deposit on the lease of the premise, the amount of which shall equal 2 months' rent, i.e., (RMB) 208,318. Party A shall issue a receipt certificate to Party B upon the receipt of such deposit.

            Upon the termination of the lease relationship, Party A shall return the balance of the deposit without interest to Party B after setting off the expenses that shall be born by Party B as agreed in this contract.

      2. During the term of the lease, expenses related to water, electricity, gas, communications, equipment and property management expenses shall be born by Party B.

      3. The calculation or allocation, payment terms and time for the above expenses born by Party B are set forth below: Party B shall make payments directly to Shanghai Wenhui Xinmin Property Management Co., Ltd. according to its rules.

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            VI. Requirements in Using the Premise and the Obligations to Repair

      1. During the term of the lease, if Party B discovers any damage or failure in the premise or its auxiliary facilities, Party B shall notify Party A for repair on a timely basis. Party A shall conduct the repair within three days after the receipt of such notice from Party B. In the case of delay in repair, Party B may conduct the repair on Party A's behalf with all expenses born by Party A.

      2. During the term of the lease, Party B shall properly use and protect such premise and its auxiliary facilities. In the case of any damage or failure in such premise or its auxiliary facilities due to improper or unreasonable use by Party B, Party B shall be responsible for the repair. If Party B refuses to repair, Party A may repair on Party B's behalf, with all expenses born by Party B.

      3. During the term of the lease, Party B warrants to keep such premise and its auxiliary facilities under useable and safe conditions. Party A shall give Party B a notice of three days if it wishes to examine and conduct maintenance on the premise. Party B shall assist in such examination and maintenance. Party A shall minimize the effect on the use of the premise by Party B.

      4. Other than as set forth in Annex 3 of this Contract, if Party B needs additional decoration or auxiliary facilities and equipment, Party B shall proceed only after it has obtained Party A's prior written consent, and, in the event that an approval from relevant authority is required, the approval from such authority after Party A reports to such authority. The ownership and responsibilities of maintenance of the auxiliary facilities and equipment added by Party B shall be agreed by Party A and Party B in a separate written document.

            VII. Condition of the Premise when Returned

      1. Unless Party A agrees to the renewal by Party B, Party B shall return such premise within three days after the expiry of the term of lease under this Contract. In the event of delay in returning the premise without Party A's consent, for each day that such return is delayed, Party B shall pay a fee of 3 yuan per square meter (RMB) for using the premise during period that it occupies such premise.

      2. The premise returned by Party B shall be under a condition after ordinary use. When the premise is returned, it shall be inspected and accepted by Party A, and the Parties shall settle with each other payments of the expenses for their own account.

            VIII. Sub-lease, Assignment and Exchange

      1. Unless Party A has agreed that Party B may sub-lease in the supplementary provisions of this Contract, during the term of the lease, Party B may sub-lease any part or all of this premise to other parties only with the prior written consent of Party A. However, the same room for residence shall not be divided into portions for sub-lease.

      2. To sub-lease such premise, Party B shall enter into a written sub-lease contract with the sub-lessee according to the regulations, and shall file such sub-lease with the real estate trading center of the district or county where the premise is located, or with the registration and acceptance office for buildings and estate established by the municipal building and estate bureau in the farming system.

      3. During the term of the lease, Party B shall obtain the prior written consent of Party A if Party B is to assign the lease of such premise to another party or exchange such

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            premise with another premise leased by another party. After such assignment or exchange, the assignee of the lease obligations or the other party of the exchange shall enter into an amendment contract to change the party to this Contract and continue to perform this Contract.

      4. During the term of the lease, Party A shall give Party B a notice of three months if it needs to sell such premise. Party B shall have the preemptive right under the same circumstances.

            IX. Conditions of Termination of this Contract

      1. Party A and Party B have agreed that, upon the occurrence of any of the following events, this Contract shall be terminated and none of the Parties shall be held liable to the other:

            (1) the land use right covered by such premise shall have been recalled early by law;

            (2)   such premise shall have been expropriated for public interest;

            (3) such premise shall have been included in the building demolition permitted by law due to the requirements of urban construction;

            (4) such premise shall have been destroyed, disappeared or shall have been verified as a dangerous building;

            (5) the premise shall have been under disposal due to the mortgage created prior to the lease of the premise, Party B has been informed of which mortgage by Party A;

      2. Party A and Party B have agreed that, either Party may terminate this Contract by written notice to the other Party upon the occurrence of any of the following events. The breaching Party shall pay to the other Party a breach penalty of six times the monthly rent, and in the event that such breach has caused losses to the other Party, and the breach penalty paid is not sufficient to set off such losses, a compensation shall be made in the amount of the difference between the losses thus incurred and the amount of the breach penalty.

            (1) Party B shall have failed to deliver such premise on time, and still haven't delivered within seven days after receipt of notice from Party B;

            (2) The premise delivered by Party A shall have been incompliant with the agreements contained in this Contract, which shall have led to the failure to use the premise for the original purpose under the lease; or the premise delivered by Party A shall have born defects that threaten the safety of Party B;

            (3) Party B shall have altered the usage of the premise without the written consent of Party A, which shall have caused damages to the premise;

            (4) Damages to the main structure of the premise due to Party B's fault;

            (5) Party B shall have, without permission, sub-leased such premise, assigned the lease of the premise or exchanged each other's leased premises with another party;

            (6) Party B shall have failed to pay rent for two months cumulatively;

            (7) Party A and Party B shall have materially violated other terms and conditions of the contract.

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            X. Liabilities of Breach of the Contract

      1. In the event that the premise has defect when delivered, Party A shall repair the premise within seven days after the delivery, failing which, Party A agrees to decrease the rent or amend the relevant provisions on the rent.

      2. In the event that Party A fails to inform Party B of the fact that such premise has been mortgaged or the transfer of the title of such premise is subject to restriction prior to the lease, which results in losses sustained by Party B, Party A shall indemnify Party B for such losses.

      3. During the term of the lease, if Party A fails to perform its obligations under this Contract to repair or maintain the premise on a timely basis, which results in damages to the premise, property loss sustained by Party B or personal injuries, Party A shall be responsible for indemnification.

      4. During the term of the lease, if Party A terminates this Contract and recalls the premise early other than as provided in this Contract, Party A shall pay to Party B a breach penalty in an amount two times of the rent for the number of days that the premise is recalled early. In the event that the breach penalty is not sufficient to set off the losses sustained by Party B, Party A shall also indemnify Party B of such losses.

      5. If Party B decorates the premise or add auxiliary facilities without the written consent of Party A or in addition to the scope consented by Party A, Party A may demand Party B to restore the premise to its original condition.

      6. During the term of the lease, if Party B terminates the lease early at its sole discretion other than as provided in this Contract, Party B shall pay to Party A a breach penalty in an amount two times of the rent for the number of days that the lease is terminated early. In the event that the breach penalty is not sufficient to set off the losses sustained by Party A, Party B shall indemnify Party A of such losses. Party A may set off the losses from the deposit. In the event that the deposit is not sufficient to set off the losses, Party B shall make additional payment of the amount that falls short.

            XI. Miscellaneous

      1. During the term of the lease, if Party A needs to mortgage such premise, it shall notify Party B of such mortgage in writing, and Party A warrants to Party B that it will consult Party A for its intention to purchase such premise ____ days prior to disposition of the premise by the parties to the mortgage by agreement through discount and selling off.

      2. This Contract shall become effective (upon signing by the Parties/ after signing by the Parties) with the company seals of the Parties affixed hereto.

      3. Issues not covered in this Contract may be agreed by the Parties in supplementary provisions. The supplementary provisions and the annexes of this Contract constitute an integral part of this Contract. The handwriting filled in the blank in this Contract and its supplementary provisions and annexes shall have the same force and effect with the printed contents.

      4. Party A and Party B fully understand their respective rights, obligations and responsibilities at the time of execution of this Contract, and are willing to perform this Contract in strict accordance with its provisions. In case of breach of this

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            Contract by either Party, the other Party shall have the right to claim compensation from the breaching Party.

      5. Disputes arising in the course of performance of this Contract by the Parties shall be settled through consultation, failing which, the Parties are willing to choose the first alternative set forth below:

            (1)   submission to Shanghai Arbitration Commission for arbitration;

            (2) submission to the people's court for litigation according to law.

      6. There are three counterparts of this Contract and its annexes. Party A and Party B shall each hold a counterpart, while each party shall keep back-up copy, all of which shall have the same force.

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
Lessor (Party A)                            Lessee (Party B)

Shanghai Golden Union Real Estate           Qianjin Network Information
Management Co., Ltd.                        Technology (Shanghai) Co., Ltd.

Nationality:                                Nationality:

Legal Representative: Yu, Zhihong           Legal Representative:

Registration Certificate N./ID No.          Registration Certificate N./ID No.

Address: 8/F, No. 285, Changshou Road       Address:

Post Code:                                  Post Code:

Tel:                                        Tel:

Authorized Agent:                           Authorized Agent:

Signature and Seal:                         Signature and Seal:

Date: February 21, 2005                     Date: February 21, 2005

Place: Shanghai                             Place:

Name of the Brokerage Entity:

Name of the Broker:

Qualification Certificate Number of the Broker:

                                       7
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                 SUPPLEMENTARY PROVISIONS TO THE LEASE CONTRACT

      Party A and Party B hereby make the following supplementary provisions according to Article 11-3 of this Contract in connection with the issues not covered in this Contract. In the event of conflict between this Contract and the supplementary provisions, these supplementary provisions shall prevail.

Supplementary Provision 1

      1. If this Contract is terminated or dissolved for any reason prior to the expiry of the term of the lease, unless previously consented by Party A in writing, Party B shall restore the premise to its original condition (expect normal wear and tear) before returning the premise to Party A with the restoration expenses born by Party B.

      2. If Party A agrees that Party B may return the premise without restoring it to its original condition, Party A shall not be obligated to pay any consideration for taking over the decoration, facilities and items left by Party B.

      3. If Party B refuses to restore the premise to its original condition without the consent of Party A, Party A shall have the right to restore such premise to its original conditions without informing Party B. All decoration, facilities, equipment and items left by Party B in the premise, regardless of the value thereof, shall become Party A's belongs without costs, which may be dispose of at Party A's sole discretion. Party B shall not have the right to request Party A to set off Party B's payables with or to otherwise pay any consideration for the left-over decoration, facilities, equipment and items. Costs of demolition, removal and disposal of the above decoration, facilities, equipment and items by Party A shall be born by Party B.

Supplementary Provision 2

            Upon the expiry of the term of the Lease or the termination or cancellation of this Contract for any reason, if Party B continues to occupy such premise without the consent of Party A, Party A shall have the right to charge Party B a fee for use and occupation of the premise in accordance with the provisions of Article VII of this Contract, and shall have the right to recover from Party B such losses it incurred as a result of Party B's failure to evacuate in time. Party A's claim of such remedy for breach shall not be deemed as Party A's consent to Party B's continued occupation of such premise.

Supplementary Provision 3

            During the term of the lease, Party B shall bear the payment of property management fee and other miscellaneous expenses such as water, electricity and communications. Party B shall pay various fees on time according to the regulations of the Property Management Company of Wenxin Newspaper Plaza. Party B shall be solely liable for all consequences of its late payment of such fees. In the event that Party A is jointly held liable for such consequences, Party B shall bear all losses thus caused to Party A.

Supplementary Provision 4

      1. According to the provisions of Article 5-1, Party A shall have the right to deduct and set off any rent, management fee and other fees payable but unpaid by Party B, or losses caused to Party A as a result of Party B's breach of Contract. Party A shall have the

                                       8
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            right to recover the amount short from Party B. When the deposit decreases, Party B shall promptly replenish the deposit within 7 days after receipt of Party A's notice, failing which, Party A shall have the right to deem it as one of the material breach events by Party B, and hold Party B liable for such breach according to the provisions of Article 9-2(7).

      2. Upon the expiry of the term of the lease, if there is no default by Party B as contemplated in this Contract, Party A shall return the deposit to Party B within 14 days after Party B returns and Party A conducts the acceptance examination on the premise, and after Party B settles the payment of all rent, property management fee, fees for water, electricity, coal, communications during the term of the lease. There is no interest on the deposits returned to Party B.

Supplementary Provision 5

            Party B shall itself purchase property insurance for all the properties that belong to it in the premise, and insurance for risk of theft and/or pilferage and risk of public liability. Party A shall not be responsible for any economic loss and risks of Party B in such premise.

Supplementary Provision 6

      1. Party A shall have the right to take clients to visit the premise during the last three months prior to the expiry of the Contract with reasonable advance notice and with the consent of Party B, provided however, Party A shall use its best efforts to minimize the effect on Party B.

      2. Party A or the Property Management Company shall have the right to enter into the premise to rescue in case of emergency (e.g. fire, water pipe explosion).

Supplementary Provision 7

                  Supplement to Article VI

      1. Party B agrees to be responsible for the maintenance and care of the interior of the premise during the term of the lease, and to keep such premise under good conditions, except for normal wear and tear. Any damage to the premise caused by the willful act or misconduct of Party B or its visitors shall be restored within reasonable time by a repair service provider retained by Party B, which repair service provider shall meet the requirements of the Property Management Company and have relevant professional qualification. If the damage is not restored within reasonable time, Party A may instead conduct the repair, while Party B shall reimburse Party A for all costs and expenses incurred for such repair.

      2. Party B shall actively assist and cooperate with Party A in Party A's maintenance of the premise and its auxiliary facilities.

      3. Upon the expiry of the term of the lease, or the termination or cancellation of this Contract for any reason, Party B shall not damage the structure of the premise when removing the facilities or equipment it added to the premise. Party B shall not undertake the formalities of terminating the lease until Party A has inspected and accepted the premise.

      4. In the event of damage to the premise or losses caused to Party B due to force majeure, the Parties shall not be held liable for each other.

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Supplementary Provision 8

            Supplement to Article 9-2

            In the event where Party A has the right to terminate the Contract as provided in the Contract, the Contract shall be automatically terminated upon the delivery of a written notice of termination or cancellation of the Contract to the premise by Party A. Party B shall promptly return the premise to Party A.

Supplementary Provision 9

            Party B shall comply with the Property Management Code of Wenxin Newspaper Plaza and other property management regulations during the term of the lease. Party B shall be liable for the damages to any part of the plaza, facilities or persons caused by Party B, its employees or visitors.

Supplementary Provision 10

            Amendment to Article 4-1

            Party A and Party B have agreed that, from February 1, 2005 to March 31, 2005, the rent per day per square meter of the floorage of this premise shall be (RMB) 2.15 and the monthly rent shall be (RMB) 104,159 (RMB one hundred and four thousand, one hundred and fifty nine) in aggregate; from April 1, 2005 to December 31, 2006, the rent per day per square meter of the floorage of this premise shall be (RMB) 2.80 and the monthly rent shall be (RMB) 135,649 (RMB one hundred and thirty five thousand, six hundred and forty nine) in aggregate.

Supplementary Provision 11

            All notices and vouchers issued according to this Contract and in connection with the performance of this Contract shall be made in writing and sent to the following address via facsimile or registered mail:

            Party A: Shanghai Golden Union Real Estate Management Co., Ltd.

            Address: 8th Floor, Heng Da Plaza, No. 285 Changshou Rd

            Fax: 021-3227 0286

            Party B: Qianjin Network Information Technology (Shanghai) Co., Ltd

            Address: 21st Floor, Wenxin Newspaper Plaza, No. 755 Weihai Rd,
                      Shanghai

            Fax: 021-6360 5788

            The communication shall be deemed to have been effectively received upon the transmission if transmitted via facsimile, and three days after the delivery if delivered by registered mail. Any Party shall inform the other Party through registered mail of any change of its fax number or address and shall be responsible itself for all losses caused by its negligence in making the notification.

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

Lessor (Party A)                                   Lessee (Party B)

Shanghai Golden Union Real Estate Management Co., Ltd.

February 21, 2005

                                 BUILDING LEASE

SHANGHAI CITY                                                 CONTRACT

                       COMMERCIAL BUILDING ADVANCE LEASING

                   (CONTRACT NO: JIN FANG (2005) YE ZI NO. 5)

Parties to this Contract:

                  Lessor (Party A): Shanghai Golden Union Real Estate Management Co., Ltd.

                  Lessee (Party B): Qianjin Network Information Technology (Shanghai) Co., Ltd

            Party A and Party B hereby enter into this Contract with respect to the leasing by Party B of the commercial building premise that Party A may lease legally after reaching an agreement through consultation on the basis of equality, willingness, fairness and good faith, and in accordance with Contract Law of the People's Republic of China and Rules on Leasing of Buildings in Shanghai City (hereinafter referred to as the "Rules").

            I. Details of the Building to be Leased:

      1. The building premise to be leased to Party B by Party A is located at the northwest wing of the twenty-seventh floor, 755 Weihai Rd, Jing'an District, Shanghai. The as- measured floorage of such building premise is 843.87 square meters, which premise, in connection of usage, is a building premise used for office work, and, in connection of type, is an office premise. The structure of the premise is armored concrete. The layout of such premise is attached to this Contract as Annex 1. Party A has presented to Party
            B:

            The Title Certificate of Building and Estate. Serial number of the certificate: ____________.

      2. As the title owner of such premise, Party A hereby enters into a lease relationship with Party B. Prior to the execution of this Contract, Party A has informed Party B that no mortgage has been created on such premise.

      3. Party A and Party B have set forth in Annex 2 and Annex 3, respectively, the areas for public use or sharing, conditions and requirements, conditions of existing decoration, auxiliary facilities, and equipment, and the scope, standards and other matters that need to be agreed on by the Parties with respect to the decoration and addition of auxiliary equipment by Party B with the permission of Party A. Party A and Party B agree that such Annexes shall be used as the acceptance basis when Party A delivers the premise to Party B and when Party B returns the premise to Party A upon termination of this Contract.

            II. Purpose of the Lease

      1. Party B hereby covenants to Party A that such leased premise shall be used as office space, and that it will comply with the state and municipal regulations on the use of building premises and property management.

      2. Party B warrants that it will not use the premise for purposes other than as set forth above without the written consent of Party B and the approval by relevant authorities, if required.

            III. Date of Delivery and Term of the Lease

      1. Party A and Party B have agreed that Party A shall deliver the premise to Party B by April 1, 2005. The term of the lease shall begin on April 1, 2005, ending on December 31, 2006.

      2. Upon the expiry of the term of the lease, Party A shall have the right to recall such premise, and Party B shall return the same on time. Where Party B needs to renew the lease of such premise, Party B shall deliver a written request to renew three months before the expiry of the term of the lease, and, when agreed by Party A, enter into a new lease contract with Party A.

            IV. Rent, Payment Terms and Due Dates

      1. Party A and Party B have agreed that, the rent per day per square meter of the floorage of this premise shall be (RMB) 2.80. The monthly rent shall be (RMB) 70,885 (RMB seventy thousand, eight hundred and eighty five) in aggregate.

            The rent of the premise shall remain unchanged for the term of the lease (years/months).

      2. Party B shall pay to Party A the rent by the fifteenth day of each month. In the event of payment delay, Party B shall pay a breach penalty of 0.3% of the daily rent for each day when such payment is delayed.

      3. The terms of payment by Party B are set forth as below: Party B shall make rent payments to Party A before the fifteenth day of each month.

            V. Deposit and other Expenses

      1. Party A and Party B have agreed that, Party B shall pay a deposit on the lease of the premise, the amount of which shall equal 2 months' rent, i.e., (RMB) 141,770.

            Party A shall issue a receipt certificate to Party B upon the receipt of such deposit.

            Upon the termination of the lease relationship, Party A shall return the balance of the deposit without interest to Party B after setting off the expenses that shall be born by Party B as agreed in this contract.

      2. During the term of the lease, expenses related to water, electricity, gas, communications, equipment and property management expenses shall be born by Party B.

      3. The calculation or allocation, payment terms and time for the above expenses born by Party B are set forth below: Party B shall make payments directly to Shanghai Wenhui Xinmin Property Management Co., Ltd. according to its rules.

            VI. Requirements in Using the Premise and the Obligations to Repair

      1. During the term of the lease, if Party B discovers any damage or failure in the premise or its auxiliary facilities, Party B shall notify Party A for repair on a timely basis. Party A shall conduct the repair within three days after the receipt of such notice from Party B. In the case of delay in repair, Party B may conduct the repair on Party A's behalf with all expenses born by Party A.

      2. During the term of the lease, Party B shall properly use and protect such premise and its auxiliary facilities. In the case of any damage or failure in such premise or its auxiliary facilities due to improper or unreasonable use by Party B, Party B shall be responsible for the repair. If Party B refuses to repair, Party A may repair on Party B's behalf, with all expenses born by Party B.

      3. During the term of the lease, Party B warrants to keep such premise and its auxiliary facilities under useable and safe conditions. Party A shall give Party B a notice of three days if it wishes to examine and conduct maintenance on the premise. Party B shall assist in such examination and maintenance. Party A shall minimize the effect on the use of the premise by Party B.

      4. Other than as set forth in Annex 3 or this Contract, if Party B needs additional decoration or auxiliary facilities and equipment, Party B shall proceed only after it has obtained Party A's prior written consent, and, in the event that an approval from relevant authority is required, the approval from such authority after Party A reports to such authority. The ownership and responsibilities of maintenance of the auxiliary facilities and equipment added by Party B shall be agreed by Party A and Party B in a separate written document.

            VII. Condition of the Premise when Returned

      1. Unless Party A agrees to the renewal by Party B, Party B shall return such premise within three days after the expiry of the term of lease under this Contract. In the event of delay in returning the premise without Party A's consent, for each day that such return is delayed, Party B shall pay a fee of 4.30 yuan per square meter (RMB) for using the premise during period that it occupies such premise.

      2. The premise returned by Party B shall be under a condition after ordinary use. When the premise is returned, it shall be inspected and accepted by Party A, and the Parties shall settle with each other payments of the expenses for their own account.

            VIII. Sub-lease, Assignment and Exchange

      1. Unless Party A has agreed that Party B may sub-lease in the supplementary provisions of this Contract, during the term of the lease, Party B may sub-lease any part or all of this premise to other parties only with the prior written consent of Party A. However, the same room for residence shall not be divided into portions for sub-lease.

      2. To sub-lease such premise, Party B shall enter into a written sub-lease contract with the sub-lessee according to the regulations, and shall file such sub-lease with the real estate trading center of the district or county where the premise is located, or with the registration and acceptance office for buildings and estate established by the municipal building and estate bureau in the farming system.

      3. During the term of the lease, Party B shall obtain the prior written consent of Party A if Party B is to assign the lease of such premise to another party or exchange such premise with another premise leased by another party. After such assignment or exchange, the assignee of the lease obligations or the other party of the exchange shall enter into an amendment contract to change the party to this Contract and continue to perform this Contract.

      4. During the term of the lease, Party A shall give Party B a notice of three months if it needs to sell such premise. Party B shall have the preemptive right under the same circumstances.

            IX. Conditions of Termination of this Contract

      1. Party A and Party B have agreed that, upon the occurrence of any of the following events, this Contract shall be terminated and none of the Parties shall be held liable to the other:

            (1) the land use right covered by such premise shall have been recalled early by law;

            (2)   such premise shall have been expropriated for public interest;

            (3) such premise shall have been included in the building demolition permitted by law due to the requirements of urban construction;

            (4) such premise shall have been destroyed, disappeared or shall have been verified as a dangerous building;

            (5) the premise shall have been under disposal due to the mortgage created prior to the lease of the premise, Party B has been informed of which mortgage by Party A;

      2. Party A and Party B have agreed that, either Party may terminate this Contract by written notice to the other Party upon the occurrence of any of the following events. The breaching Party shall pay to the other Party a breach penalty of six times the monthly rent, and in the event that such breach has caused losses to the other Party, and the breach penalty paid is not sufficient to set off such losses, a compensation shall be made in the amount of the difference between the losses thus incurred and the amount of the breach penalty.

            (1) Party B shall have failed to deliver such premise on time, and still haven't delivered within seven days after receipt of notice from Party B;

            (2) The premise delivered by Party A shall have been incompliant with the agreements contained in this Contract, which shall have led to the failure to use the premise for the original purpose under the lease; or the premise delivered by Party A shall have born defects that threaten the safety of Party B;

            (3) Party B shall have altered the usage of the premise without the written consent of Party A, which shall have caused damages to the premise;

            (4) Damages to the main structure of the premise due to Party B's fault;

            (5) Party B shall have, without permission, sub-leased such premise, assigned the lease of the premise or exchanged each other's leased premises with another party;

            (6) Party B shall have failed to pay rent for two months cumulatively;

            (7) Party A and Party B shall have materially violated other terms and conditions of the contract.

            X. Liabilities of Breach of the Contract

      1. In the event that the premise has defect when delivered, Party A shall repair the premise within seven days after the delivery, failing which, Party A agrees to decrease the rent or amend the relevant provisions on the rent.

      2. In the event that Party A fails to inform Party B of the fact that such premise has been mortgaged or the transfer of the title of such premise is subject to restriction prior to the lease, which results in losses sustained by Party B, Party A shall indemnify Party B for such losses.

      3. During the term of the lease, if Party A fails to perform its obligations under this Contract to repair or maintain the premise on a timely basis, which results in damages to the premise, property loss sustained by Party B or personal injuries, Party A shall be responsible for indemnification.

      4. During the term of the lease, if Party A terminates this Contract and recalls the premise early other than as provided in this Contract, Party A shall pay to Party B a breach penalty in an amount two times of the rent for the number of days that the premise is recalled early. In the event that the breach penalty is not sufficient to set off the losses sustained by Party B, Party A shall also indemnify Party B of such losses.

      5. If Party B decorates the premise or add auxiliary facilities without the written consent of Party A or in addition to the scope consented by Party A, Party A may demand Party B to restore the premise to its original condition.

      6. During the term of the lease, if Party B terminates the lease early at its sole discretion other than as provided in this Contract, Party B shall pay to Party A a breach penalty in an amount two times of the rent for the number of days that the lease is terminated early. In the event that the breach penalty is not sufficient to set off the losses sustained by Party A, Party B shall indemnify Party A of such losses. Party A may set off the losses from the deposit. In the event that the deposit is not sufficient to set off the losses, Party B shall make additional payment of the amount that falls short.

            XI. Miscellaneous

      1. During the term of the lease, if Party A needs to mortgage such premise, it shall notify Party B of such mortgage in writing, and Party A warrants to Party B that it will consult Party A for its intention to purchase such premise ____ days prior to disposition of the premise by the parties to the mortgage by agreement through discount and selling off.

      2. This Contract shall become effective (upon signing by the Parties/ after signing by the Parties) with the company seals of the Parties affixed hereto.

      3. Issues not covered in this Contract may be agreed by the Parties in supplementary provisions. The supplementary provisions and the annexes of this Contract constitute an integral part of this Contract. The handwriting filled in the blank in this Contract and its supplementary provisions and annexes shall have the same force and effect with the printed contents.

      4. Party A and Party B fully understand their respective rights, obligations and responsibilities at the time of execution of this Contract, and are willing to perform this Contract in strict accordance with its provisions. In case of breach of this Contract by either Party, the other Party shall have the right to claim compensation from the breaching Party.

      5. Disputes arising in the course of performance of this Contract by the Parties shall be settled through consultation, failing which, the Parties are willing to choose the first alternative set forth below:

            (1)   submission to Shanghai Arbitration Commission for arbitration;

            (2) submission to the people's court for litigation according to law.

      6. There are three counterparts of this Contract and its annexes. Party A and Party B shall each hold a counterpart, while each party shall keep back-up copy, all of which shall have the same force.

Lessor (Party A)                            Lessee (Party B)

Shanghai Golden Union Real Estate           Qianjin Network Information
Management Co., Ltd.                        Technology (Shanghai) Co., Ltd.

Nationality:                                Nationality:

Legal Representative:                       Legal Representative:

Registration Certificate N./ID No.          Registration Certificate N./ID No.

Address:                                    Address:

Post Code:                                  Post Code:

Tel:                                        Tel:

Authorized Agent:                           Authorized Agent:

Signature and Seal:                         Signature and Seal:

Date: February 21, 2005                     Date: February 21, 2005

Place: Shanghai                             Place: Shanghai

Name of the Brokerage Entity:

Name of the Broker:

Qualification Certificate Number of the Broker:

                 SUPPLEMENTARY PROVISIONS TO THE LEASE CONTRACT

      Party A and Party B hereby make the following supplementary provisions according to Article 11-3 of this Contract in connection with the issues not covered in this Contract. In the event of conflict between this Contract and the supplementary provisions, these supplementary provisions shall prevail.

Supplementary Provision 1

      The term of the lease of this premise shall begin on April 1, 2005, ending on December 31, 2006, in which 30 days shall be the decoration period exempted from the rent. Party B is not required to pay the rent, provided however, Party B shall pay for property management fee, management fee on decoration, decoration deposit and miscellaneous expenses such as water, electricity and communication.

Supplementary Provision 2

      1. If this Contract is terminated or dissolved for any reason prior to the expiry of the term of the lease, unless previously consented by Party A in writing, Party B shall restore the premise to its original condition (expect normal wear and tear) before returning the premise to Party A with the restoration expenses born by Party B.

      2. If Party A agrees that Party B may return the premise without restoring it to its original condition, Party A shall not be obligated to pay any consideration for taking over the decoration, facilities and items left by Party B.

      3. If Party B refuses to restore the premise to its original condition without the consent of Party A, Party A shall have the right to restore such premise to its original conditions without informing Party B. All decoration, facilities, equipment and items left by Party B in the premise, regardless of the value thereof, shall become Party A's belongs without costs, which may be dispose of at Party A's sole discretion. Party B shall not have the right to request Party A to set off Party B's payables with or to otherwise pay any consideration for the left-over decoration, facilities, equipment and items. Costs of demolition, removal and disposal of the above decoration, facilities, equipment and items by Party A shall be born by Party B.

Supplementary Provision 3

            Upon the expiry of the term of the Lease or the termination or cancellation of this Contract for any reason, if Party B continues to occupy such premise without the consent of Party A, Party A shall have the right to charge Party B a fee for use and occupation of the premise in accordance with the provisions of Article VII of this Contract, and shall have the right to recover from Party B such losses it incurred as a result of Party B's failure to evacuate in time. Party A's claim of such remedy for breach shall not be deemed as Party A's consent to Party B's continued occupation of such premise.

Supplementary Provision 4

            During the term of the lease, Party B shall bear the payment of property management fee and other miscellaneous expenses such as water, electricity and communications. Party B shall pay various fees on time according to the regulations of the Property Management Company of Wenxin Newspaper Plaza. Party B shall be solely liable for all consequences of its late payment of such fees. In the event that Party A is jointly held liable for such consequences, Party B shall bear all losses thus caused to Party A.

Supplementary Provision 5

      1. According to the provisions of Article 5-1, Party A shall have the right to deduct and set off any rent, management fee and other fees payable but unpaid by Party B, or losses caused to Party A as a result of Party B's breach of Contract. Party A shall have the right to recover the amount short from Party B. When the deposit decreases, Party B shall promptly replenish the deposit within 7 days after receipt of Party A's notice, failing which, Party A shall have the right to deem it as one of the material breach events by Party B, and hold Party B liable for such breach according to the provisions of Article 9-2(7).

      2. Upon the expiry of the term of the lease, if there is no default by Party B as contemplated in this Contract, Party A shall return the deposit to Party B within 14 days after Party B returns and Party A conducts the acceptance examination on the premise, and after Party B settles the payment of all rent, property management fee, fees for water, electricity, coal, communications during the term of the lease. There is no interest on the deposits returned to Party B.

Supplementary Provision 6

            Party B shall itself purchase property insurance for all the properties that belong to it in the premise, and insurance for risk of theft and/or pilferage and risk of public liability. Party A shall not be responsible for any economic loss and risks of Party B in such premise.

Supplementary Provision 7

      1. Party A shall have the right to take clients to visit the premise during the last three months prior to the expiry of the Contract with reasonable advance notice and with the consent of Party B, provided however, Party A shall use its best efforts to minimize the effect on Party B.

      2. Party A or the Property Management Company shall have the right to enter into the premise to rescue in case of emergency (e.g. fire, water pipe explosion).

Supplementary Provision 8

                  Supplement to Article VI

      1. Party B agrees to be responsible for the maintenance and care of the interior of the premise during the term of the lease, and to keep such premise under good conditions, except for normal wear and tear. Any damage to the premise caused by the willful act or misconduct of Party B or its visitors shall be restored within reasonable time by a repair service provider retained by Party B, which repair service provider shall meet the requirements of the Property Management Company and have relevant professional qualification. If the damage is not restored within reasonable time, Party A may instead conduct the repair, while Party B shall reimburse Party A for all costs and expenses incurred for such repair.

      2. Party B shall actively assist and cooperate with Party A in Party A's maintenance of the premise and its auxiliary facilities.

      3. Upon the expiry of the term of the lease, or the termination or cancellation of this Contract for any reason, Party B shall not damage the structure of the premise when removing the facilities or equipment it added to the premise. Party B shall not undertake the formalities of terminating the lease until Party A has inspected and accepted the premise.

      4. In the event of damage to the premise or losses caused to Party B due to force majeure, the Parties shall not be held liable for each other.

Supplementary Provision 9

            Supplement to Article 9-2

            In the event where Party A has the right to terminate the Contract as provided in the Contract, the Contract shall be automatically terminated upon the delivery of a written notice of termination or cancellation of the Contract to the premise by Party A. Party B shall promptly return the premise to Party A.

Supplementary Provision 10

            Party B shall comply with the Property Management Code of Wenxin Newspaper Plaza and other property management regulations during the term of the lease. Party B shall be liable for the damages to any part of the plaza, facilities or persons caused by Party B, its employees or visitors.

Supplementary Provision 11

            All notices and vouchers issued according to this Contract and in connection with the performance of this Contract shall be made in writing and sent to the following address via facsimile or registered mail:

            Party A:  Shanghai Golden Union Real Estate Management Co., Ltd.

            Address:  8th Floor, Heng Da Plaza, No. 285 Changshou Rd

            Fax: 021-3227 0286

            Party B: Qianjin Network Information Technology (Shanghai) Co., Ltd

            Address: 21st Floor, Wenxin Newspaper Plaza, No. 755 Weihai Rd,
                     Shanghai

            Fax: 021-6360 5788

            The communication shall be deemed to have been effectively received upon the transmission if transmitted via facsimile, and three days after the delivery if delivered by registered mail. Any Party shall inform the other Party through registered mail of any change of its fax number or address and shall be responsible itself for all losses caused by its negligence in making the notification.

Lessor (Party A)                       Lessee (Party B)

Shanghai Golden Union Real Estate Management Co., Ltd.

February 21, 2005

                                       11